Exhibit 10.22

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of September 2, 2016 (the “Joinder Date”), by and among (i) PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for the Lenders under the Credit Agreement (as hereinafter defined) (PNC, together with its successors and assigns in such capacity, the “Agent”), (ii) MAMMOTH ENERGY PARTNERS LP, a limited partnership under the laws of the State of Delaware (“Mammoth”), REDBACK ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Redback Energy”), REDBACK COIL TUBING LLC, a limited liability company under the laws of the State of Delaware (“Redback Coil”), MUSKIE PROPPANT LLC, a limited liability company under the laws of the State of Delaware (“Muskie”), PANTHER DRILLING SYSTEMS LLC, a limited liability company under the laws of the State of Delaware (“Panther”), BISON DRILLING AND FIELD SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Bison Drilling”), BISON TRUCKING LLC, a limited liability company under the laws of the State of Delaware (“Bison Trucking”), WHITE WING TUBULAR SERVICES LLC, a limited liability company under the laws of the State of Delaware (“White Wing”), GREAT WHITE SAND TIGER LODGING LTD., a Canadian limited company (“Sand Tiger”), STINGRAY PRESSURE PUMPING LLC, a limited liability company under the laws of the State of Delaware (“Stingray Pressure”), STINGRAY LOGISTICS LLC, a limited liability company under the laws of the State of Delaware (“Stingray Logistics”), MAMMOTH ENERGY INC., a corporation organized under the laws of the State of Delaware (“Mammoth Inc.”), and BARRACUDA LOGISTICS LLC, a limited liability company organized under the laws of the State of Delaware (“Barracuda”; and together with Mammoth, Redback Energy, Redback Coil, Muskie, Panther, Bison Drilling, Bison Trucking, White Wing, Sand Tiger, Stingray Pressure, Stingray Logistics and Mammoth Inc., individually, each an “Existing Borrower”, and together, collectively, the “Existing Borrowers”) and (iii) SILVERBACK ENERGY SERVICES LLC, a limited liability company organized under the laws of the State of Delaware (the “Applicant”).

WHEREAS, Existing Borrowers, Agent and each of the financial institutions from time to time party thereto (collectively, the “Lenders”) are parties to that certain Revolving Credit and Security Agreement, dated as of November 25, 2014 (as heretofore and may hereafter be amended, amended and restated, joined, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Applicant desires to become a “Borrower” pursuant to the terms of the Credit Agreement.

NOW THEREFORE, the Applicant, together with the Existing Borrowers hereby agree, jointly and severally with the Agent and Lenders as follows:

A. Applicant hereby acknowledges, agrees and confirms that, as of the date hereof and as if it had executed the Credit Agreement and the Other Documents, it shall be and shall have all of the obligations of a Borrower (as defined in the Credit Agreement) set forth in the Credit Agreement and shall be a party of identical capacity and obligations as a Borrower to the Credit Agreement and each of the Other Documents. As of the date hereof, Applicant hereby ratifies and agrees to be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the Other Documents that are binding upon Borrowers, including, without limitation (a) all of the representations and warranties of Borrowers set forth in Article V of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof, and (b) all of the covenants set forth in Articles VI and VII of the Credit Agreement (and as to these clauses (a) and (b) giving due account to the date of Applicant’s formation).

B. Without limiting the generality of the foregoing provisions, Applicant hereby grants to Agent, for the benefit of the Lenders, as of the date hereof and as security for the Obligations, a continuing first priority security interest in and Lien upon, and pledges to Agent, all of its right, title and interest in, to and upon all of the Applicant’s assets, now owned or hereafter acquired, including the Collateral of Applicant, pursuant to the terms a provisions as set forth in Article IV of the Credit Agreement and in each Other Document.

C. Applicant acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits, schedules and other attachments thereto and the Other Documents. The Schedules to the Credit Agreement are amended to include the information relating to Applicant set forth on the attached Exhibit A.

D. Existing Borrowers confirm that all of their obligations under the Credit Agreement and the Other Documents are, and upon Applicant becoming a “Borrower” thereunder or otherwise party thereto pursuant to the terms hereof, shall continue to be, in full force and effect.

E. Existing Borrowers further confirm that, as of the date hereof, the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Applicant under the Credit Agreement and each Other Document. This Agreement shall be an Other Document for all purposes.

F. Existing Borrowers and the Applicant agrees that at any time and from time to time, upon the written request of Agent, they will execute and deliver such further documents and do such further acts and things as the Agent or the Lenders may reasonably request in order to effect the purposes of this Agreement.

G. This Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

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2

IN WITNESS WHEREOF, the Applicant, Existing Borrowers, Agent and the Lenders have caused this Agreement to be duly executed and delivered by its authorized officer as of the day and year first above written.

APPLICANT:

SILVERBACK ENERGY SERVICES LLC

By:	/s/Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

[Signature Page to Joinder Agreement (Silverback)]

EXISTING BORROWERS:

MAMMOTH ENERGY PARTNERS LP

By:	Mammoth Energy Partners GP LLC, its general partner

By:	/s/Arthur Amron
Name:	Arthur Arnron
Title:	Vice President and Assistant Secretary

BARRACUDA LOGISTICS LLC
BISON DRILLING AND FIELD SERVICES LLC
BISON TRUCKING LLC
GREAT WHITE SAND TIGER LODGING LTD.
MAMMOTH ENERGY INC.
MUSKIE PROPPANT LLC
PANTHER DRILLING SYSTEMS LLC
REDBACK COIL TUBING LLC
REDBACK ENERGY SERVICES LLC
STINGRAY LOGISTICS LLC
STINGRAY PRESSURE PUMPING LLC
WHITE WING TUBULAR SERVICES LLC

By:	/s/Arthur Amron
Name:	Arthur Arnron
Title:	Vice President and Assistant Secretary

[Signature Page to Joinder Agreement (Silverback)]

AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Ronald Eckhoff
Name:	Ronald Eckhoff
Title:	Vice President

[Signature Page to Joinder Agreement (Silverback)]

EXHIBIT A

(See attached)

Schedule 1.2

Permitted Encumbrances

None with respect to Silverback Energy Services LLC.

Schedule 4.4

Equipment and Inventory Locations; Place of Business, Chief Executive Office, Real Property

(a)(iii)

•	Location of Equipment and Inventory of Silverback Energy Services LLC:

•	66700 Executive Drive; Saint Clairsville, OH

•	Various wellsites for which the address is not known at this time

(b)(i)

Not applicable for Silverback Energy Services LLC.

(b)(ii)

Credit Party	Place of Business	Address of Chief Executive Office
Silverback Energy Services LLC	4727 Gaillardia Parkway, Suite 200 Oklahoma City, Oklahoma 73142	4727 Gaillardia Parkway, Suite 200 Oklahoma City, Oklahoma 73142

Silverback Energy Services LLC	66700 Executive Drive, St Clairsville, Ohio 43950

Silverback Energy Services LLC	42739 National Road Belmont, Ohio 43718

(b)(iii)

Address	Credit Party	Owned /Leased	Real Estate Recording Office	Landlord	Lease Description
66700 Executive Drive, St Clairsville, Ohio 43950	Silverback Energy Services LLC	Leased		Stingray Pressure Pumping LLC	Month to month

42739 National Road Belmont, Ohio 43718	Silverback Energy Services LLC	Leased		Stingray Energy Services LLC	Month to month

4727 Gaillardia Parkway, Suite 200 Oklahoma City, Oklahoma 73142	Silverback Energy Services LLC	Leased		Stingray Pressure Pumping LLC (which leases property from LeNorman Properties)	Month to month

Schedule 4.8(j)

Deposit and Investment Accounts

Credit Party	Bank	Account Type	Account Number
Silverback Energy Services LLC	PNC	Operating	##########

Silverback Energy Services LLC	PNC	Depository	##########

Schedule 5.1

Consents

None with respect to Silverback Energy Services LLC.

Schedule 5.2(a)

States of Qualification and Good Standing

Credit Party	Jurisdiction of Formation	Foreign Qualifications
Silverback Energy Services LLC	Delaware	Ohio

Schedule 5.2(b)

Subsidiaries

Subsidiary	Equity Interests	Beneficial Owners of Capital Stock
Silverback Energy Services LLC	Membership Interests	Mammoth Energy Partners LP

Schedule 5.2(c)

Accrued and Unpaid Dividends

Not applicable for Silverback Energy Services LLC.

Schedule 5.4

Federal Tax Identification Number

Credit Party	Federal Tax Identification Number
Silverback Energy Services LLC	36-4839655

Schedule 5.6

Prior Names

Not applicable for Silverback Energy Services LLC.

Schedule 5.7

Environmental

Not applicable for Silverback Energy Services LLC.

Schedule 5.8(b)(ii)

Indebtedness

None with respect to Silverback Energy Services LLC.

Schedule 5.8(d)

Plans

Credit Party	401K	Employee Benefits
Silverback Energy Services LLC	Mammoth Energy Partners LP 401k Profit Sharing Plan and Trust	Mammoth Energy Partners LP Welfare Benefits Plan

Schedule 5.9

Intellectual Property, Source Code Escrow Agreements

Not applicable for Silverback Energy Services LLC.

Schedule 5.10

Licenses and Permits

Not applicable for Silverback Energy Services LLC.

Schedule 5.13

Material Contracts

None with respect to Silverback Energy Services LLC.

Schedule 5.14

Labor Disputes

Not applicable for Silverback Energy Services LLC.

Schedule 5.27(a)

Equity Interests

1.	See Schedule 5.2(b).

Schedule 5.27(b)

Restrictions on Equity Interests

None with respect to Silverback Energy Services LLC.

Schedule 5.27(c)

Option Rights

None with respect to Silverback Energy Services LLC.

Schedule 5.28

Commercial Tort Claims

None with respect to Silverback Energy Services LLC.

Schedule 5.29

Letter of Credit Rights

None with respect to Silverback Energy Services LLC.

Schedule 5.30

Credit Party	Bank	Account Type	Account Number
Silverback Energy Services LLC	PNC	Operating	##########
Silverback Energy Services LLC	PNC	Depository	##########

Schedule 6.17

Post-Closing Obligations

Not applicable with respect to Silverback Energy Services LLC.

Schedule 8.1(v)

Existing Lenders

None with respect to Silverback Energy Services LLC.